UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Verrica Pharmaceuticals Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Your Vote Counts! VERRICA PHARMACEUTICALS INC. 2023 Annual Meeting Vote by June 07, 2023 11 :59 PM ET VERRICA PHARMACEUTICALS INC. 44 W. GAY STREET, SUITE 400 WEST CHESTER, PA 19380 You invested in VERRICA PHARMACEUTICALS INC. and it•s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 08, 2023. Get informed before you vote View the Notice & Proxy Statement, Form 10 -K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 25, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Vote in Person at the Meeting* Point your camera here and June 08, 2023 10:00 AM EDT vote without entering a ~Inumber Company’s Headquarters 44 W. Gay St., Suite 400 West Chester, PA 19380 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of Directors Nominees: 0 For 01) Paul B. Manning 02) Lawrence Eichenfield 03) Craig Ballaron 2. To ratify the selection by the Audit Committee of KPMG LLP as the independent registered public accounting firm 0 For for the fiscal year ending December 31, 2023. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up forE-delivery”.